SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2002

AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certification below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer, President and Chief Financial Officer

         Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMB Property Corporation, the sole general partner of AMB Property L.P. (the “Operating Partnership”), hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Operating Partnership for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Dated: August 14, 2002	/s/ Hamid R. Moghadam

Hamid R. Moghadam Chairman of the Board and Chief Executive Officer

/s/ W. Blake Baird

W. Blake Baird President and Director

/s/ Michael A. Cokev

Michael A. Cokev Chief Financial Officer and Executive Vice President

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)

	By:	AMB Property Corporation, its General Partner

Date: August 14, 2002		By:	/s/ Tamra Browne

Tamra Browne Vice President and General Counsel